Exhibit 77Q1(e)
                        New Investment Advisory Contract

The Investment Advisory Agreement between Forum Funds (the "Trust") and Shaker Management, Inc. regarding Shaker Fund, Exhibit (d)(9) to post-effective amendment No. 94 to the Trust's Registration Statement, is incorporated by reference as filed via EDGAR on April 30, 2001, accession number 0001004402-01-500047.